THIRD AMENDED AND RESTATED
                                 LOAN AGREEMENT

     This Third Amended and Restated Loan Agreement (the "Agreement") is entered into on June___, 1998, to be effective for all purposes as of June ___, 1998, by and among WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION, a national banking association formerly known as First Interstate Bank of Texas, N.A. (the "Bank"), FOSSIL PARTNERS, L.P. (the "Borrower"), FOSSIL, INC. (the "Company"), FOSSIL INTERMEDIATE, INC. ("Fossil Intermediate"), FOSSIL TRUST ("Fossil Trust"), FOSSIL NEW YORK, INC. ("Fossil New York") and FOSSIL STORES I, INC. ("Fossil I"), and FOSSIL STORES II, INC. ("Fossil II") (the Company, Fossil Intermediate, Fossil Trust, Fossil I and Fossil II, are sometimes referred to herein individually as a "Guarantor" and collectively as the "Guarantors").

                                 R E C I T A L S

     WHEREAS, the Bank, the Borrower and the Guarantors are parties to that certain Second Amended and Restated Loan Agreement, dated to be effective as of April 30, 1995, as amended by (i) that certain First Amendment to Second Amended and Restated Loan Agreement, dated as of March 27, 1996, (ii) that certain Second Amendment to Second Amended and Restated Loan Agreement, dated as of May 3, 1996, (iii) that certain Third Amendment to Second Amended and Restated Loan Agreement, dated as of September 11, 1996, (iv) that certain Fourth Amendment to Second Amended and Restated Loan Agreement, dated as of April2, 1997, and (v) that certain Fifth Amendment to Second Amended and Restated Loan Agreement, dated June 30, 1997 (as amended, the "Amended Agreement"), pursuant to which the Bank has agreed to make available to the Company a revolving line of credit of up to $40,000,000.00; and

     WHEREAS, the Bank, the Borrower and the Guarantors desire to amend and restate the Amended Agreement as set forth herein to, among other things, extend the final maturity date of the loans made by the Bank to the Borrower under the revolving line of credit.

     NOW, THEREFORE, in consideration of the foregoing, the Bank's making the following described loans, the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the Bank, the Borrower and the Guarantors agree as follows:

                                A G R E E M E N T

         1. The Line of Credit. Subject to, and upon the terms, conditions, covenants and agreements contained herein, the Bank agrees to loan the Borrower, at any time, and from time to time prior to the maturity of the Borrower's promissory note executed in conjunction with this Agreement such amounts as the Borrower may request up to, but not exceeding, an aggregate principal sum at any time outstanding equal to $40,000,000.00 (the "Total Commitment"); within such limits and during such period, the Borrower may borrow, repay, and reborrow hereunder (the "Line of Credit"). All loans under the Line of Credit shall be evidenced by the Borrower's Ninth Amended and Restated Master Revolving Credit Note (the "Revolving Note"), substantially in form and substance satisfactory to the Bank, payable to the order of the Bank, and bearing interest upon the terms provided therein (but in no event to exceed the maximum nonusurious interest rate permitted by law). The principal of and interest on the Revolving Note shall be due and payable as set forth on the face of the Revolving Note. Notation by the Bank on its records shall constitute prima facie evidence of the amount and date of any payment or borrowing thereunder.

                  (a) Renewals and Extensions. All renewals, extensions, modifications and rearrangements of the Revolving Note, if any, shall be deemed to be made pursuant to this Agreement, and accordingly, shall be subject to the terms and provisions hereof, and the Borrower shall be deemed to have ratified, as of such renewal, extension, modification or rearrangement date, all of the representations, covenants and agreements herein set forth.

                  (b) Letters of Credit. Advances under the Line of Credit may also be made to fund Documentary or Standby Letters of Credit (as hereinafter defined) that are issued under the Revolving Note and are drawn upon, provided, the Bank may, in its own discretion, advance funds under the Line of Credit to fund such Documentary or Standby Letters of Credit (as hereinafter defined) when the Borrower does not reimburse the Bank for such funding. All such advances shall be added to the principal amount of the Revolving Note.

         2. Documentary and Standby Letters of Credit. Subject to the conditions herein, the Bank shall (a) from time to time, at the request of the Borrower, issue documentary or standby letters of credit to Borrower's vendors for the acquisition of inventory for the Borrower (the "Inventory Acquisition Letters of Credit") and (b) issue a stand-by letter of credit in an aggregate amount up to
(Y)600,000,000.00 in favor of any Japanese domestic bank for the account of the Borrower (the "JDB Letter of Credit")(the Inventory Acquisition Letters of Credit and the JDB Letter of Credit are hereinafter collectively referred to as the "Documentary or Stand-by Letters of Credit"). The fees for issuance of all Inventory Acquisition Letters of Credit shall be in accordance with the Bank's schedule of fees for issuance of letters of credit existing as of the time of issuance. No fees shall be charged directly by Bank to Borrower in connection with the issuance of the JDB Letter of Credit. Immediately upon issuance, such Documentary and Standby Letters of Credit shall be considered in computing the amount of funds available to the Borrower, as provided in Section 6 herein. The Bank shall not be obligated: (x) to issue Documentary or Standby Letters of Credit if the issuance of same would cause the Outstanding Revolving Credit to exceed the Total Commitment; (y) to issue such Letters of Credit with an expiration date more than one hundred eighty (180) days after the maturity date of the Revolving Note; and (z) to extend the expiration date of such Letters of Credit to a date more than one hundred eighty (180) days after the maturity date of the Revolving Note.

         3. Foreign Currency Exchange Contracts. Subject to the conditions contained herein, the Bank may, in its discretion, from time to time at the request of the Borrower, issue foreign currency exchange contracts to Borrower for use by Borrower in the ordinary course of its business. Immediately upon issuance, such foreign currency exchange contracts shall be considered in computing the amount of funds available to the Borrower, as provided in Section 6 hereof. The Bank shall not be obligated: (a) to issue any such foreign currency exchange contract if the issuance of the same would cause the Outstanding Revolving Credit to exceed the Total Commitment, (b) to issue any foreign currency exchange contract with a settlement date after the maturity date of the Revolving Note, or (c) to issue any such foreign currency exchange contract if (i) the Bank's futures contract risk under such contract and all other contracts then outstanding would exceed $15,000,000.00 or (ii) the Bank's delivery risk under such contract and all other contracts then outstanding would exceed $3,000,000.00.

         4. The Term Loan. Borrower hereby represents and warrants that on August 31, 1994, Bank made a term loan to the Borrower in the principal amount of $5,000,000.00 (the "Term Loan"), which Term Loan was evidenced by the Borrower's Commercial/Real Estate Note (the "Term Note"), dated August 31, 1994, payable to the order of the Bank. Borrower and Bank hereby agree, represent and acknowledge that the Term Loan has been repaid in full by Borrower and no amounts remain outstanding under the Term Note.

         5. Use of Proceeds. The proceeds of the Revolving Note shall be used by the Borrower to provide working capital for the short term, seasonal working capital needs of the Borrower and for general corporate purposes. No part of the proceeds received hereunder will be used, directly or indirectly, for the purpose of purchasing or carrying, or the payment in full or in part, of indebtedness which was incurred for the purposes of purchasing or carrying margin of stock, as such term is defined in Section 221.3 of Regulation U of the Board of Governors of the Federal Reserve System 12 C.F.R., Chapter II, Part 221.

         6.       Availability.

                  (a) Revolving Note. The aggregate principal amount at any time outstanding under the Revolving Note, plus, one hundred twenty percent (120%) of the face amount of the JDB Letter of Credit (calculated by reference to the amount of United States of America dollars into which Bank determines it could, in accordance with its practice from time to time in the interbank foreign exchange market, convert such amount of Yen at its spot rate of exchange in effect at approxi-mately 8:00 a.m. (Dallas, Texas time) on the date of determination), plus the face amount of all outstand-ing Documentary and Standby Letters of Credit (other than the JDB Letter of Credit) issued for the account of the Borrower, plus twenty percent (20%) of the aggregate amount of all foreign currency exchange contracts issued by the Bank for the account of the Borrower (said sum being herein referred to as the "Outstanding Revolving Credit") shall not at any time exceed the Total Commitment.

                  (b) Total Commitment Compliance. In the event the Out-standing Revolving Credit at any time exceeds the Total Commitment then, upon notice from the Bank, the Borrower shall immediately make such payments to the Bank necessary to reduce the Outstanding Revolving Credit to an amount such that the Outstanding Revol-ving Credit is less than or equal to the Total Commitment.

         7. Advances. Advances under the Line of Credit may be made by written or telephone facsimile request signed by an authorized officer of the Borrower or by telephone oral request by an employee authorized by an officer of the Borrower, provided that any such advance shall be deposited in an account of the Borrower, unless such authority for telephone oral request or telephone facsimile request is revoked in writing by the President or an authorized officer of the Borrower, and such revocation is actually received by the Bank (the "Revocation"). In consideration of the Bank's permitting the Borrower to make telephone oral requests and telephone facsimile requests for advances under the Revolving Note until Revocation, the Borrower covenants and agrees to assume liability for and to protect, indemnify and hold harmless the Bank, its predecessors, agents, officers, directors, employees, successors and assigns (individually and collectively, an "Indemnified Party") from any and all liabilities, obligations, damages, penalties, claims, causes of action, costs, charges and expenses, including attorneys' fees and expenses of employees, which may be imposed, incurred by or asserted against any Indemnified Party by reason of any loss, damage or claim howsoever arising or incurred because of or out of or in connection with (i) any action of any Indemnified Party pursuant to telephone oral requests or telephone facsimile requests for advances under the Line of Credit, (ii) the breach of any provisions of this Agreement by the Borrower, (iii) the transfer of funds pursuant to such telephone oral requests or telephone facsimile requests, or (iv) any Indemnified Party's honoring or failing to honor any telephone oral request or telephone facsimile request for any reason. The Bank is entitled to rely upon and act upon telephone oral requests and telephone facsimile requests made or purportedly made by any of the officers or employees specified in the resolutions delivered to the Bank of even date herewith, as supplemented in writing from time to time and accepted by the Bank, and the Borrower shall be unconditionally and absolutely estopped from denying (i) the authenticity and validity of any such transaction so acted upon by the Bank once the Bank has advanced funds under the Line of Credit and deposited or transferred such funds as requested in any such telephone oral request or telephone facsimile request, and (ii) the Borrower's liability and responsibility therefore.

         8. Prepayments. Any prepayment on the Revolving Note shall be paid at the offices of the Bank. The Borrower shall be entitled to prepay the Revolving Note from time to time and at any time, in whole or in part, without notice or penalty except as set forth in the Revolving Note. The Borrower may reborrow the principal amount of the Line of Credit so prepaid subject to the terms of
Section 6(a) hereof. All prepayments on the Revolving Note shall be applied first to accrued interest and then to principal in the order of maturity. No prepayment shall relieve the Borrower of the obligation to pay the principal and interest on the Revolving Note until such time as all obligations are paid in full.

         9. Collateral for the Loans. The Line of Credit shall be secured by the "Collateral", as defined in that certain Amended and Restated Commercial Security Agreement, dated as of August 31, 1994 (the "Security Agreement"), executed by the Borrower in favor of the Bank.

         10. Execution of Loan Documents. The Borrower shall execute and deliver, or cause to be executed and delivered, to Bank the following described documents:

                           (a) In connection with advances under the Revolving Note, the Borrower shall execute and deliver to the Bank the following documents and instruments, provided the Bank shall have no obligation to make any advance under the Revolving Note to the Borrower until each of said documents and instruments are fully executed by the Borrower and delivered to the Bank:

                                    (i)     This Agreement;

                                    (ii)    The Revolving Note;

                                    (iii)   The Security  Agreement (the receipt
                  of which is hereby acknowledged by the Bank);

                                    (iv) The Indemnity  Agreement in the form of
                  Exhibit A to this Agreement (the receipt of which is hereby acknowledged by the Bank);

                                    (v)  Ordinary  and  customary  certificates,
                  documents and opinions satisfactory to the Bank and its counsel including, without limitation, an opinion of the Borrower's general counsel; and

                                    (vi)    Security    agreements,    financing
                  statements, and all other documents or instruments described or contemplated herein or otherwise required by the Bank to secure the payment of the Revolving Note and the performance by the Borrower of its obligations hereunder and thereunder, including, without limitation, the Security Agreement (the "Security Instruments").

                           (b) In connection with the Bank's issuance of each Documentary or Standby Letter of Credit, the Borrower shall, in addition to the documents required in Section 10(a) above, execute and deliver to the Bank a Letter of Credit Application and Agreement (herein so called), provided the Bank shall have no obligation to issue a Documentary or Standby Letter of Credit for the account of the Borrower until a Letter of Credit Application and Agreement has been executed by the Borrower and delivered to the Bank.

                           (c) The Borrower shall cause to be executed and delivered to the Bank the following documents and instruments, provided the Bank shall have no obligation to make any advance under the Revolving Note to the Borrower until each of said documents and instruments are fully executed by the applicable third party and delivered to the Bank:

                                    (i) Landlord's waivers from each landlord at
                  each location where the Borrower has any of its assets (including inventory, equipment, and business records) and where (a) such a waiver would be required in order to place the Bank in a superior lien position to that of the landlord and (b) the aggregate value of Borrower's tangible assets at such location exceeds $1,000,000.00;

                                    (ii)  Guaranty   Agreements,   in  form  and
                  substance satisfactory to the Bank, from each of the Guarantors, guaranteeing the prompt payment and performance by the Borrower of its obligations hereunder (collectively, the "Guaranty Agreements"); and

                                    (iii)  A Stock  Pledge  Agreement  from  the
                  Company, in form and substance satisfactory to the Bank, pursuant to which the Company shall pledge to the Bank as collateral security for the Borrower's obligations to the Bank hereunder, a security interest in sixty-five percent (65%) of any and all issued and outstanding shares of stock of Fossil Europe B.V. and Fossil (East) Ltd., whether now or hereafter issued by such subsidiaries of the Company (the "Stock Pledge Agreement").

         11. Conditions Precedent to each Loan and Issuance of each Documentary or Standby Letter of Credit. Notwithstanding any other provision of this Agreement or any other Loan Document to the contrary, it is understood and agreed that the Bank's obligation to make any advance or extension of credit hereunder on any date (including the issuance of any Documentary or Standby Letter of Credit) is subject to the satisfaction of the following conditions precedent:

                           (a) The Borrower shall have executed and delivered, or cause to have been executed and delivered, to the Bank this Agreement and the other loan documentation referred to in Section 10 hereof.

                           (b) There shall have been no material adverse change in the financial condition of the Borrower or any Guarantor.

                           (c) There shall be no material adverse litigation, either pending or threatened, against the Borrower or any Guarantor that could reasonably be expected to have a material adverse effect on the Borrower or such Guarantor.

                           (d) The representations and warranties contained herein and in the other Loan Documents (as hereinafter defined) shall be true and correct as of such date.

                           (e) No default or event of default shall have occurred and be continuing hereunder or under any of the other Loan Documents.

                           (f) The Bank shall have received from the Company or the Borrower, as appropriate, all fees and expenses required to be paid to the Bank pursuant to this Agreement.

         12. Representations and Warranties. Until payment and performance in full of the Revolving Note, unless the Borrower receives prior written approval of a deviation therefrom from the Bank, the Borrower and each of the Guarantors jointly and severally represent, warrant and covenant that:

                           (a) The Borrower and each of the Guarantors is a limited partnership, corporation or business trust, as the case may be, duly organized, validly existing and in good standing under the laws of the state of its organization and is duly licensed, qualified to do business and in good standing in each jurisdiction in which the ownership of its property or the conduct of its business requires such licensing and qualification and where the failure to be so licensed or qualified would have a material adverse effect upon (i) its business, operations, properties, assets or condition (financial or otherwise), or (ii) its ability to perform or of the Bank to enforce its obligations under the Loan Documents to which it is a party. Borrower and each of the Guarantors has all powers and all permits consents and authorizations necessary to own and operate properties and to carry on its business as presently conducted. The execution, delivery and performance of this Agreement and the Guaranty Agreements by the Guarantors and the execution, delivery and performance of this Agreement by the Borrower, the borrowings hereunder and the execution and delivery of the Revolving Note, the Security Instruments (hereinafter defined), the Letter of Credit Applications, the Guaranty Agreements, the Stock Pledge Agreement, and the several agreements and instruments contemplated thereby, (i) have been duly authorized by proper corporate, partnership or trust proceedings, as appropriate, and
         (ii) will not contravene, or constitute a default under, any provision of applicable law or regulation or of the Agreement of Limited Partnership, Articles of Incorporation, ByLaws or Trust Agreement, as applicable, of the Borrower or any Guarantor, or of any mortgage, indenture, contract, agreement or other instrument, or any judgment, order or decree, binding upon the Borrower or any Guarantor. To the best of Borrower's and Guarantors' knowledge, no consent or authorization of, filing with or other act by or in respect of, any governmental authority or any other person (other than the Bank) is required in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of any of the Loan Documents, except for such consents, authorizations, filings or acts as have been obtained, filed or taken by the Borrower and the Guarantors prior to the date hereof. This Agreement, the Revolving Note, the Security Instruments, the Letter of Credit Applications, the Guaranty Agreements, the Stock Pledge Agreement, and any other agreements, documents and instruments contemplated herein and thereby, or in any way related thereto whether executed simultaneously herewith or hereafter (all of same being hereinafter sometimes called the "Loan Documents"), when duly executed and delivered in accordance with this Agreement, will each constitute a legal, valid and binding obligation of each of the Borrower and the Guarantors, if a party thereto, enforceable against each such party in accordance with its respective terms.

                           (b) The audited balance sheet of the Company at January 3, 1998, the related statement of income and retained earnings for the period then ended, copies of which have been delivered to the Bank, accurately represent the financial position of the Company at December 31, 1997, and the results of its operations for the periods then ended materially prepared in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year. No material adverse change has occurred since December 31, 1997 position or in the results of operations of the Company or in its business.

                           (c) No approvals or consents of any governmental department, administrative agency or instrumentality having jurisdiction over the Borrower or any Guarantor are necessary to permit the Borrower or any Guarantor to enter into the Loan Documents to which it is a party or consummate the transactions contemplated by the Conveyance Agreement, except for such approvals and covenants as have been obtained.

                           (d) There is no action, suit or proceeding pending or, to the knowledge of the Borrower or any Guarantor, threatened against the Borrower or any Guarantor or the Collateral (hereinafter defined) before any court, governmental department, administrative agency or instrumentality which, if such action, suit or proceeding were adversely determined, would materially affect the financial position or the results of operations of the Borrower or any Guarantor or its business or the ability of the Borrower or any Guarantor to perform its obligations under the Loan Documents.

                           (e)  To  the  best  of  the  Company's   management's
         knowledge, no default or Event of Default (hereinafter defined) has occurred and is continuing.

                           (f) To the best of the Company's management's knowledge, each of the Borrower and the Guarantors has good and indefeasible title to all of its assets and properties, free and clear of all security interests, mortgages, liens or encumbrances, except as otherwise permitted under this Agreement (including prior lender's liens, which shall be released promptly upon the execution of this Agreement) or reflected in the Company's financial statements submitted to the Bank and dated as of January 3, 1998.

                           (g) Neither the Borrower nor any Guarantor is an investment company within the meaning of the Investment Company Act of 1940.

                           (h) To the best of the Company's management's knowledge, each of the Borrower and the Guarantors has filed all United States federal tax returns and all material State and foreign tax returns required to be filed by it and paid all sums required thereby to the extent the same have become due and before they may have become delinquent in accordance with such returns, or is contesting the payment of same diligently and in good faith before the proper taxing authority. To the best of the Company's management's knowledge, all other material tax returns required to be filed by the Borrower and the Guarantors with any taxing jurisdiction have been filed and all tax liabilities shown thereon to be due have been paid to the extent the same have become due and before they may have become delinquent in accordance with such returns, or the payment of such tax liabilities is being contested diligently and in good faith before the proper taxing authority, and such returns properly reflect the taxes of the Borrower and the Guarantors, as applicable, for the periods covered thereby in all material respects.

                           (i) The security interests, mortgages and liens attaching to the Collateral will at all times be eligible to constitute valid, perfected and enforceable first priority security interests, mortgages and liens in favor of the Bank, subject to no other security interests, mortgages, liens or encumbrances, except as otherwise permitted under this Agreement. Before any funding under the Revolving Note, the Borrower and the Company will have participated with the Bank in taking, all necessary action and will have assisted in making all necessary filings for accounts and inventory and for other collateral including patents and trademarks (with regard to which only financing statements will be filed) to assist in providing the Bank with perfected, first priority (except as otherwise permitted under this Agreement) security interests, mortgages and liens in the Collateral under the laws of all applicable jurisdictions, except with regard to those jurisdictions where the aggregate book value of Borrower's tangible assets does not exceed $2,000,000.00.

                           (j)  Borrower and each  Guarantor  (a) is solvent and
         will continue to be solvent after giving effect to the transactions contemplated hereunder, and (b) is able to pay its debts as they mature and has (and has reason to believe it will continue to have) sufficient capital (and not unreasonably small capital) to carry on its business and all businesses in which it is about to engage. The assets and properties of Borrower and each Guarantor at a fair valuation and at their present fair salable value are, and will be, greater than the indebtedness of Borrower and each such Guarantor, respectively (including subordinated and contingent liabilities computed at the amount which, to the best of the Company's management's knowledge, represents an amount which can reasonably be expected to become an actual or matured liability).

         13. Affirmative Covenants. The Borrower and the Company hereby agree that, until payment and performance in full of the Revolving Note, unless the Borrower receives prior written approval of a deviation therefrom from the Bank, the Borrower and the Company shall, and except in the case of delivery of financial information, reports and notices, shall cause each of the Guarantors to:

                           (a) Annual Statements. Furnish the Bank, within one hundred (100) days after the end of each fiscal year of the Company,
         (i) a copy of the Company's audited consolidated financial statements, consisting of at least a balance sheet and related statement of income, retained earnings and changes in financial condition of the Company prepared in conformity with generally accepted accounting principles, applied on a basis consistent with that of the preceding year, and certified by an independent certified public accountant selected by the Company and reasonably satisfactory to the Bank, (ii) a copy of the consolidating financial statements of the Company prepared by the Company, and (iii) a copy of the Form 10-K of the Company for such fiscal year.

                           (b) Quarterly Statements. Furnish the Bank within fifty (50) days after the end of each fiscal quarter of the Company during the term hereof, (i) a copy of its unaudited consolidating financial statements for such fiscal quarter, consisting of at least a balance sheet and related statement of income, materially prepared in conformity with generally accepted accounting principles and certified by an authorized officer of the Company, and (ii) a copy of the Form 10Q of the Company for such fiscal quarter.

                           (c) Compliance Certificate. Furnish the Bank concurrently with the delivery of the financial statements required to be delivered pursuant to clauses (a) and (b) above, a Compliance Certificate in a form similar to the Compliance Certificate attached hereto as Exhibit B, but including all representations and warranties to the satisfaction of the Bank, signed by an authorized officer of Borrower and the Company.

                           (d) Accounts Receivable Summary. Furnish the Bank within fifty (50) days after the end of each fiscal quarter of the Borrower during the term hereof a summary of the Borrower's accounts receivable (including, without limitation, a list of the ten account debtors who owe the Borrower the greatest amount of accounts receivable), which summary shall be in form satisfactory to the Bank.

                           (e) Accounts Receivable Listing and Aging. Furnish the Bank, (i) within ten (10) days of any request by the Bank, a listing and aging of Borrower's domestic accounts receivable for a period end not more than 45 days prior to such request by the Bank. The previous month end, and (ii) within forty-five (45) days of any request by the Bank, a listing and aging of Borrower's international accounts receivable for the previous month end, in each case with aging of accounts receivable on the basis of, but not limited to, current, 30, 60, and over 90 days from date of original invoice, all to the satisfaction of the Bank.

                           (f) Accounts Payable Listing and Aging. Furnish the Bank, (i) within ten (10) days of any request by the Bank, a listing and aging of Borrower's domestic accounts payable for the previous month end, and (ii) within thirty (30) days of any request by the Bank, a listing and aging of Borrower's international accounts payable for the previous month end, which listing and aging shall be in form satisfactory to the Bank.

                           (g) Inventory Summaries. Furnish the Bank, (i) within ten (10) days of any request by the Bank, a listing of Borrower's domestic inventory, and (ii) within thirty (30) days of any request by the Bank, a listing of Borrower's international inventory, which listing shall be in form and detail acceptable to the Bank.

                           (h) Insurance. Maintain insurance with reasonable companies in the amounts and types and against the risks, liabilities and contingencies as is usually carried by a similar business in the same general area and of similar size to the Borrower and the Company with the Bank named as loss payee as its interest may appear, such policies to be noncancelable without ten (10) days prior written notice to the Bank.

                           (i) Taxes.  Pay and discharge all taxes,  assessments
         and governmental charges or levies imposed on it or on its income or profits or on any of its property prior to the date on which such taxes, assessments and governmental charges or levies become due and payable; provided, however, that neither the Borrower nor any Guarantor shall be required to pay and discharge or cause to be paid and discharged any such taxes, assessments and governmental charges or levies so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings diligently pursued and appropriate reserves have been provided therefor; and in any event, pay and discharge all taxes, assessments and governmental charges or levies imposed on the Borrower or any Guarantor or on its income or profits or on any of its property prior to the date on which liens attach thereto and become of public record for a period in excess of fifteen (15) days.

                           (j) Litigation. Promptly give notice to the Bank of all litigation and all proceedings before governmental or regulatory agencies affecting the Borrower or any Guarantor except litigation or proceedings that could not reasonably be expected to have material adverse effect upon the financial condition of the Borrower or any such Guarantor.

                           (k) Further Assurances. At any time and from time to time, execute and deliver such further instruments and take such further action as may reasonably be requested by the Bank, in order to cure any defects in the execution and delivery of, or to comply with or accomplish the covenants and agreements contained in the Loan Documents, including, specifically but without limitation, the perfection and maintenance of a perfected first lien and security interest in and to the Collateral.

                           (l) Liens.  Subordinate, on a best efforts basis, any
         purchase money liens against Borrower's assets to Bank by a Subordination Agreement in substance and form reasonably satisfactory to the Bank.

                           (m) Books and Records. Make available to the Bank during normal business hours at the Borrower's main office its books and records, including, but not limited to, the subsidiary journals, accounts receivable files, inventory records, general ledger, and correspondence files. Bank shall have the right to examine its collateral at any reasonable time without prior notice.

                           (n) Existence. Continue to be a limited partnership, corporation or business trust, as the case may be, duly organized and existing in good standing under the law of the jurisdiction under which it is organized and continue to be duly licensed or qualified as a foreign limited partnership, corporation or business trust, as the case may be, in all jurisdictions wherein the character of the property owned or leased by it or the nature of the business transacted by it makes licensing or qualification necessary by a foreign limited partnership, corporation or business trust, as the case may be, except where the failure to qualify would not have a material adverse affect on its business or operations as a whole.

                           (o) Expenses. Pay reasonable expenses, including reasonable legal expenses and attorney's fees, of the Bank which have been or may be incurred by the Bank in connection with the preparation of this Agreement and the lending and incurring of obligations or liabilities hereunder, the collection of any note authorized hereby, or for the enforcement of Borrower's or any Guarantor's obligations hereunder and under any document executed to secure the payment of any note authorized hereunder and for the recording and filing and recording and refiling of any such document.

                           (p) Default, Name Change, Casualty. Give notice to Bank in writing of the occurrence of any default or Event of Default under this Agreement, any change in name, identity or structure of Borrower or any Guarantor, and any uninsured or partially uninsured loss in excess of $100,000 through fire, theft, liability or property damage.

                           (q) Landlord's Waivers. Make a good faith effort to obtain landlord's waivers, in form and substance reasonably satisfactory to the Bank, from each landlord at each place of business of the Borrower (i) where such a waiver would be required in order to place the Bank in a superior lien position to that of the landlord, and
         (ii) which is not otherwise required to be delivered by the Borrower to the Bank pursuant to Section 10(c)(i) hereof.

                           (r) Guarantees/Domestic Subsidiaries Stock Pledges. At the discretion of the Company, either (i) cause each subsidiary of the Company which is incorporated or formed in the United States of America and which owns or holds tangible assets having an aggregate book value of $2,000,000.00 or more (each, a "Significant Domestic Subsidiary") to execute a Guaranty Agreement in the form of Exhibit C attached hereto and a Security Agreement in the form of Exhibit D attached hereto, or (ii) pledge to the Bank, as collateral security for the Borrower's obligations to the Bank hereunder, a security interest in one hundred percent (100%) of the stock of each such Significant Domestic Subsidiary by executing a Stock Pledge Agreement in the form of Exhibit E attached hereto.

         14. Negative Covenants. The Borrower and the Guarantors hereby agree that, so long as the Revolving Note is outstanding and unpaid, unless the Borrower receives prior written approval of a deviation therefrom from Bank, the Borrower and the Guarantors shall not directly or indirectly:

                  (a) Debt. Create, incur, assume or suffer to exist any debt for borrowed money, whether by way of loan, or the issuance or sale of bonds, debentures, notes or securities, including deferred debt for the purchase price of assets, except (i) the loans described herein, (ii) revolving credit loans in an aggregate principal amount of up to
         (Y)600,000,000.00 from any Japanese domestic bank; provided, that the only security for such revolving credit loans shall be the JDB Letter of Credit, (iii) loans from one or more Guarantors to the Borrower or another Guarantor, so long as the indebtedness in respect of such loans is unsecured and fully subordinated to the indebtedness owing to the Bank pursuant to a written subordination agreement in form and substance satisfactory to the Bank, and (iv) current accounts payable and other current obligations (other than for borrowed money) arising out of transactions in the ordinary course of business.

                           (b) Liabilities. Assume, guarantee, endorse, suffer to exist or otherwise become liable upon, or agree to purchase or otherwise furnish funds for the payment of, the obligations of any person, firm or corporation, except for

                                (i)      the obligations hereunder;

                                (ii) endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business;

                                (iii)    obligations under operating leases;

                                (iv) obligations for indebtedness secured by purchase money liens, not to exceed $1,000,000 in the aggregate;

                                (v)      obligations under foreign currency
                                         exchange contracts, so long as such
                                         obligations   are   incurred   in   the
                                         ordinary course of its business;

                                (vi) indebtedness to shareholders, officers or partners, so long as such indebted-ness is unsecured, fully subordinated to the indebtedness owing to the Bank in form and substance satisfactory to the Bank, and evidenced by debt instru-ments satisfactory in form and sub-stance to the Bank; and

                                (vii) any other indebtedness subordinated to the indebtedness owing to the Bank, pursuant to a written subordination agreement in form and substance satis-factory to the Bank.

                           (c) Encumbrances. Create, incur, assume or suffer to exist any mortgage, deed of trust, pledge, encumbrance, lien or security interest of any kind, upon any of its property now owned or hereafter acquired, except (i) liens, mortgages, encumbrances or security interest to secure payment of the borrowings authorized hereunder; (ii) pledges or deposits to secure obligations under workmen's compensation laws or of similar legislation; (iii) deposits to secure public or statutory obligations; (iv) statutory mechanics', carriers', workmen's, repairmen's liens or other like items in the ordinary course of business in respect to obligations which are not overdue or are being contested in good faith; (v) existing liens not contemplated under this Agreement as reflected by the financial statements of the Company submitted to the Bank and dated as of January 3, 1998 or disclosed to Bank; (vi) liens for taxes, assessments or other governmental charges or levies not yet due or liens which are being contested in good faith by appropriate action but which are in an amount less than $10,000; (vii) legal or equitable encumbrances not in excess of $250,000 in the aggregate deemed to exist by reason of the existence of any litigation or other legal proceeding or arising out of a judgment or award with respect to which an appeal is being prosecuted; and (viii) additional purchase of equipment and furniture and fixtures not to exceed $4,000,000 per year.

                           (d) Subsidiaries. Form any new subsidiary or merge or
         invest in or consolidate with any corporation or other entity, or sell, lease, assign, transfer, or otherwise dispose of (whether in one transaction or as a series of related transactions) all or substantially all of its assets, whether now owned or hereafter acquired; or acquire by purchase or otherwise, all or substantially all of the assets of any corporation or other entity; provided, however, that (i) the Borrower and the Company may form new subsidiaries, so long as the Bank has given its prior, written approval, and (ii) the Company may merge or consolidate one or more of its wholly owned subsidiaries (other than Borrower) with or into (A) the Company (provided that the Company shall be the surviving corporation) or (B) any one or more of its wholly owned subsidiaries, and (iii) the Company may merge or consolidate one or more of its wholly-owned subsidiaries with or into Borrower (provided that Borrower shall be the surviving corporation).

                           (e) Business. Change the nature of its business or engage in a kind of business different from that which it presently conducts.

                           (f) Loans to Officers. Make any loans or advances to its shareholders or officers in excess of $200,000 to any individual officer or shareholder or $500,000 in the aggregate to all officers and shareholders.

                           (g) Sale/Leaseback Transactions. Except for transact-ions involving property or assets with a fair market value in the aggregate less than $1,000,000, enter into (i) any lease as a lessor which calls for the purchase or equivalence of a purchase or rental materially below the fair market value of the property or an option to purchase at a price below the fair market value of the property; (ii) any agreement in which it sells and then leases back any property or assets.

                           (h) Pledges. Pledge any of its assets without prior consent of the Bank, including, but not limited to, any purchase money liens in an amount in excess of $1,000,000, not already disclosed to Bank.

         15. Financial Covenants. The Company covenants and agrees that so long as the Revolving Note is outstanding and unpaid, the Company will, on a consolidated basis:

                           (a) Quick Ratio. Maintain a ratio of cash and account receivables to current liabilities of not less than 0.75 to 1.0 throughout the term hereof. Cash, accounts receivable and current liabilities are defined according to generally accepted accounting principles, with the exception that current liabilities will include all indebtedness of the Borrower under the Revolving Note.

                           (b) Net Worth. Maintain minimum net worth of not less than

                                            (1) $85,000,000 during the period
                  beginning the date hereof and ending January 2, 1999; and

                                            (2) beginning  January 3, 1999,  and
                  during each subsequent fiscal year of the Company, the amount of the minimum net worth required under this Agreement during the immediately preceding fiscal year of the Company plus seventy percent (70%) of the Company's net income after taxes, on a consolidated basis, during such preceding fiscal year (with net income after taxes being determined in accordance with generally accepted accounting principles and no reduct-ions being made to the minimum net worth for any fiscal year during which the Company's net income after taxes, on a con-solidated basis, is a negative number).

                           (c) Fixed Charge Coverage Ratio.  Maintain a ratio of
         Cash Flow to Fixed Charges of not less than 2.0 to 1.0 throughout the term hereof. "Cash Flow" is defined as the Company's net income, plus depreciation and amortization, plus interest expense, plus rental expense, all on a consolidated basis, and each determined in accordance with generally accepted accounting principles. "Fixed Charges" is defined as the Company's current portion of long term debt and capitalized leases, plus interest expense, plus rental expense, plus dividends, all on a consolidated basis, and each determined in accordance with generally accepted accounting principles. Cash Flow and Fixed Charges shall be determined as of the end of the immediately preceding fiscal quarter for the twelvemonth period ended as of the end of such fiscal quarter for which the determination is being made (i.e., on a rolling fourquarter basis).

                  (d) Minimum Net Income. Achieve net income of not less than $1,000,000.00 for each fiscal quarter of the Company, commencing with the fiscal quarter ending October 3, 1998 (with net income to be determined in accordance with generally accepted accounting principles).

         16. Default. The Borrower shall be in default hereunder if any one of the following events of default ("Events of Default") shall occur and be continuing, namely:

                  (a) Default by the Borrower, any Guarantor or any other party to the Loan Documents in the payment of any sums owing to the Bank; or

                  (b) Default by the Borrower, any Guarantor or any other party to the Loan Documents in the payment of any sums owing to others for borrowed money or the deferred payment of goods or services

         (excluding trade payables) in excess of $100,000 (hereinafter referred to as the "Other Indebtedness") or if the holder of any such Other Indebtedness declares or may declare such Other Indebtedness due prior to the stated maturity because of any default thereunder; or

                           (c) Any representation, statement, warranty, projection, or certificate made by the Borrower or any Guarantor in the Loan Documents, or in any agreement, document or instrument executed pursuant hereto or concurrently herewith, or hereafter furnished to the Bank in connection with any loan or loans hereunder, shall prove to have been incorrect in any material respect at the time of making or issuance thereof; or

                           (d) Borrower or any Guarantor, as applicable, shall fail or neglect to perform, keep or observe any covenant contained in
         Section 13(m), 13(n), 13(p) or 14 hereof on the date that Borrower or any such Guarantor, as applicable, is required to perform, keep or observe such covenant.

                           (e) Company shall fail or neglect to perform, keep or observe any covenant contained in Section 3 of the Stock Pledge Agreement on the date that Company is required to perform, keep or observe such covenant.

                           (f) Borrower, any Guarantor or any other party to the Loan Documents shall fail or neglect to perform, keep or observe any covenant or agreements set forth in the Loan Documents or in any other agreement, document or instrument executed pursuant hereto (other than a covenant or agreement the performance of which is dealt with specifically elsewhere in this Section 16), and such default is not cured to the Bank's satisfaction within thirty (30) days of the occurrence thereof; provided, however, that the provisions of this Agreement shall control in the event that any of such provisions are in conflict with the provisions of any other agreement, mortgage, indenture or instrument executed pursuant hereto and all of such provisions in such other instruments shall be deemed to be cumulative of the provisions hereof to the extent such provisions are not inconsistent herewith; or

                           (g) The Borrower, any Guarantor or any other party to the Loan Documents shall apply for or consent to, or acquiesce in the appointment of a receiver, trustee, or liquidator of itself or himself or of its or his property, or admit in writing its or his inability to pay its or his debts as they mature, or make a general assignment for the benefit of creditors or an Order of Relief be entered with respect to the Borrower, any guarantor or any other party to the Loan Documents by any court having competent jurisdiction in the premises, or file a voluntary petition in bankruptcy or a petition or answer seeking reorganization, composition, readjustment or arrangement, or similar relief with creditors, under any present or future statute, law or regulation, or otherwise, or take advantage of any insolvency law or file an answer admitting the material allegations of a petition filed against it or him in bankruptcy, reorganization, or insolvency proceedings, or corporate action shall be taken by it or him for the purpose of effecting any of the foregoing, or it or he shall have a receiver or trustee or assignee in bankruptcy or insolvency appointed for it or him, or its or his property, without its or his application or consent; or

                           (h) Except for liabilities permitted pursuant to Sections 14 (a), (b), (c) or (d) hereof and the contingent liabilities previously disclosed to the Bank or other liabilities not contemplated by this Agreement which are incurred in the ordinary course of business, the Borrower or any Guarantor shall become or remains liable, directly or indirectly, for or in connection with obligations in excess of $250,000, stock or dividends of any other person or entity, whether by guaranty, endorsement, agreement to purchase or repurchase, agreement to lease, agreement to supply or advance funds (including, without limitation, agreements to maintain working capital, solvency or other balance sheet conditions or agreements to purchase stocks or make capital contributions), or otherwise.

         Thereupon, in any such case, the obligation of the Bank to make any advance or extend credit hereunder (including the issuance of Documentary or Standby Letters of Credit) to or for the account of the Borrower pursuant hereto shall immediately terminate and the Bank shall be entitled to each and every remedy and to take each and every action permitted by the Loan Documents.

         17. Notice. All notices and other communications given to any party hereto, in accordance with the provisions of this Agreement, shall be deemed to have been given to any party when sent by registered or certified mail, if by mail, or when delivered to the telegraph company, charges prepaid, if by telegram, in each case addressed to the party as provided as follows:

         if to the Bank:                    Wells Fargo Bank (Texas),
                                               National Association
                                            1445 Ross Avenue
                                            MAC 5303-031, 3rd Floor
                                            Dallas, Texas 75202
                                            Attention:  Carol Polasky

         if to the Borrower:                Fossil Partners, L.P.
                                            2280 N. Greenville Avenue
                                            Richardson, Texas  750824412
                                            Attention:  Randy S. Kercho

         if to Guarantors:          Fossil, Inc.
                                            2280 N. Greenville Avenue
                                            Richardson, Texas  750824412
                                            Attention:  Randy S. Kercho

                                            Fossil Intermediate, Inc.
                                            1105 N. Market Street
                                            Suite 1300
                                            P. O. Box 8985
                                            Wilmington, Delaware  19899
                                            Attention:        Corporate Trust
                                                              Administration

         with a copy to:                    Fossil Intermediate, Inc.
                                            c/o Fossil, Inc.
                                            2280 N. Greenville Avenue
                                            Richardson, Texas  750824412
                                            Attention:  Randy S. Kercho

                                            Fossil Trust
                                            1100 N. Market Street
                                            Rodney Square North
                                            Wilmington, Delaware  19890
                                            Attention:        Corporate Trust
                                                              Administration

         with a copy to:                    Fossil Trust
                                            c/o Fossil, Inc.
                                            2280 N. Greenville Avenue
                                            Richardson, Texas  750824412
                                            Attention:  Randy S. Kercho

                                            Fossil New York, Inc.
                                             366 Fifth Avenue
                                             New York, New York 10001
                                             Attention:  Randy S. Kercho

                                            Fossil Stores I, Inc.
                                            2280 N. Greenville Avenue
                                            Richardson, Texas  75082-4412
                                            Attention:  Randy S. Kercho

         with a copy to:                    Fossil Stores I, Inc.
                                            c/o Fossil, Inc.
                                            2280 N. Greenville Avenue
                                            Richardson, Texas  75082-4412
                                            Attention:  Randy S. Kercho

                                            Fossil Stores II, Inc.
                                            2280 N. Greenville Avenue
                                            Richardson, Texas 75082-4412
                                            Attention:  Randy S. Kercho

         with a copy to:                    Fossil Stores II, Inc.
                                            c/o Fossil, Inc.
                                            2280 N. Greenville Avenue
                                            Richardson, Texas 75082-4412
                                            Attention:  Randy S. Kercho

         18. Waiver. No failure to exercise and no delay in exercising on the part of the Bank of any right, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder, preclude any other or further exercise thereof, or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law or in any other agreement.

         19. Survival of Agreements. All agreements, representations and warranties herein made, shall survive the execution and delivery of the Revolving Note, the Term Note and the Security Instruments and the making and renewal thereof.

         20. Amendment. This Agreement may not be amended except in writing signed by the Borrower, the Guarantors and the Bank.

         21. Successors. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Guarantors, the Bank and the successors and assigns of each party hereto.

         22. Severability. In the case any one or more of the provisions contained in the Loan Documents should be invalid, illegal, or unenforceable, in any respect, the validity, legality, and enforceability of the remaining provisions contained therein shall not in any way be affected thereby.

         23. Interest. It is the intention of the parties hereto to comply with the laws of the State of Texas accordingly, it is agreed that notwithstanding any provisions to the contrary in the Loan Documents, in no event shall said Loan Documents require the payment or permit the collection of interest, as defined under the laws of the State of

Texas, in excess of the maximum amount permitted by such laws. If any such excess of interest is contracted for, charged or received, under the Loan Documents, or in the event the maturity of the indebtedness evidenced by the Revolving Note or is accelerated in whole or in part, or in the event that all or part of the principal or interest of the Revolving Note shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged, or received under the Loan Documents on the amount of principal actually outstanding from time to time thereunder shall exceed the maximum amount of interest permitted by the laws of the State of Texas, then in any such event (a) the provisions of this section shall govern and control, (b) neither the Borrower nor any other person or entity now or hereafter liable for the payment of the Revolving Note shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest permitted to be contracted for by, charged to or received from the party obligated thereon under the laws of the State of Texas, (c) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal amount on the Revolving Note or refunded to the person paying the same, at the holder's option, and (d) the effective rate of interest shall be automatically reduced to the maximum lawful rate of interest permitted to be contracted for by, charged to or received from the party obligated thereon under the laws of the State of Texas as now or hereafter construed by the courts having jurisdiction thereof. It is further agreed that without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received under the Loan Documents, for the purpose of determining whether such rate exceeds the maximum lawful rate of interest, shall be made, to the extent permitted by the laws of the State of Texas, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated terms of the Revolving Note all interest at any time contracted for, charged or received from the undersigned or otherwise by the holder or holders thereof in connection with such Revolving Note.

         24. Participations, Etc. The Borrower expressly recognizes and agrees that, so long as the total indebtedness of the Borrower to the Bank is $50,000,000 or less, upon the mutual consent of the Borrower and the Bank (unless an Event of Default has occurred hereunder in which case no consent of the Borrower shall be necessary), the Bank may sell to other lenders participations in the loans incurred by the Borrower pursuant hereto. The Borrower expressly recognizes and agrees that, if the total indebtedness of the Borrower to the Bank is more than $50,000,000, the Bank, without the consent of the Borrower, may sell to other lenders participations in the loans incurred by the Borrower pursuant hereto. Therefore, as security for the due payment and performance of all indebtedness and other liabilities and obligations of the Borrower to the Bank under the Loan Documents and any other obligation of the Borrower to the Bank, whether now existing or hereafter arising, and to such lenders arising now by reason of such participations or otherwise, the Borrower hereby grants to the Bank and to such lenders, a lien on and security interest in any and all deposits or other sums at any time credited by or due from the Bank and such lenders or either or any of them to the Borrower, whether in regular or special depository accounts or otherwise, and any and all monies, securities and other property of the Borrower, and the proceeds thereof now or hereafter held or received by or in transit to the Bank and such lenders or either or any of them, from or for the Borrower whether for safekeeping, custody, pledge, transmission, collection or otherwise and any such deposit, sums, monies securities and other property may at any time after Default be setoff, appropriated and applied by the Bank and by such lenders, or either or any of them, against any indebtedness, liabilities or other obligations, whether now existing or hereafter arising, of the Borrower or any of them, under this Agreement, the Revolving Note, or otherwise whether or not such indebtedness, liabilities or other obligation is then due or secured by any indebtedness, liabilities or other obligation is then due or secured by any collateral or if it is so secured whether or not such collateral held by the Bank or such lenders is considered to be adequate.

         25. Merger. This Agreement represents the final agreement between the Borrower and the Bank pertaining the transactions contemplated by the Amended Agreement. All prior agreements (including the Amended Agreement) between the Borrower and the Bank pertaining to the Line of Credit, the Term Loan and the other matters set forth in this Agreement are merged into and replaced by this Agreement.

         26. Ratification of Guaranties. Each of the Guarantors hereby acknowledges and consents to all of the terms and conditions of this Agreement and hereby ratifies and confirms the Guaranty Agreement to which it is a party to or for the benefit of the Bank. Each of the Guarantors hereby acknowledges that it has no claims, counterclaims, offsets, credits or defenses to the Loan Documents or the performance of its obligations thereunder. Furthermore, each

Guarantor agrees that nothing contained in this Agreement shall adversely affect any right or remedy of the Bank under the Guaranty Agreement to which such Guarantor is a party. Each Guarantor hereby agrees that with respect to the Guaranty Agreement to which it is a party, all references in such Guaranty Agreement to the "Guaranteed Obligations" shall include, without limitation, the obligations of Borrower to Bank under this Agreement. Finally, each of the Guarantors hereby acknowledges that the execution and delivery of this Agreement and the other Loan Documents executed in connection herewith shall in no way change or modify its obligations as a guarantor, debtor, pledgor, assignor, obligor and/or grantor under its respective Guaranty Agreement except as specifically provided in this Section 26 and shall not constitute a waiver by the Bank of any of the Bank's rights against such Guarantor.

         27. Ratification of Security Interests. The Borrower, the Company and the Guarantors each hereby agree that the Commercial Security Agreement to which it is a party to or for the benefit of the Bank is hereby expressly amended such that the definition of "Obligations" contained therein includes, without limitation, all indebtedness and other obligations of Borrower now or hereafter existing hereunder this Agreement, the Revolving Note, and the other Loan Documents, as amended hereby. Furthermore, the Borrower, the Company and the Guarantors each hereby ratify and reaffirm all of their obligations under their respective Commercial Security Agreements, as the same are amended hereby, and acknowledge that the Commercial Security Agreement to which it is a party is not subject to any claims, defenses or offsets. Finally, the Borrower, the Company and the Guarantors each hereby acknowledge that the execution and delivery of this Agreement and the other Loan Documents executed in connection herewith shall in no way change or modify its obligations as a guarantor, debtor, pledgor, assignor, obligor and/or grantor under its respective Commercial Security Agreement except as specifically provided in this Section 27 and shall not constitute a waiver by the Bank of any of the Bank's rights against the Borrower, the Company, and such Guarantor, respectively.

         28. AGREEMENT FOR BINDING ARBITRATION. The parties agree to be bound by the terms and provisions of the Bank's current Arbitration Program which is incorporated by reference herein and is acknowledged as received by the parties pursuant to which any and all disputes shall be resolved by mandatory binding arbitration upon the request of any party.

         29.      Judgment Currency.

                           (a) If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or under the Revolving Note from a currency (the 'Original Currency') into another currency (the 'Other Currency'), the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be the rate of exchange prevailing on the business day immediately preceding the day on which final judgment is given.

                  (b) The obligation of Borrower in respect of any sum due in the Original Currency from it to Bank hereunder or under the Revolving Note shall, notwithstanding any judgment in any Other Currency, be discharged only if and to the extent that on the business day following receipt by Bank of any sum adjudged to be so due in such Other Currency Bank may in accordance with normal banking procedures purchase such amount of the Original Currency with such Other Currency at the rate of exchange prevailing on the business day preceding the day on which the final judgment referred to in Section 29 (a) is given; if the amount of the Original Currency so purchased is less than the amount of the Original Currency which the Bank could have purchased at the rate of exchange prevailing on the business day preceding the day on which such final judgment is given, Borrower agrees, as a separate obligation of Borrower to Bank and notwithstanding any such judgment, to indemnify Bank against such difference, and if the amount of the Original Currency so purchased exceeds the amount of the Original Currency which the Bank could have purchased at the rate of exchange prevailing on the business day preceding the day on which such final judgment is given, Bank agrees to remit to Borrower such excess.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                                EXECUTED  as of the day  and  year  first  above
written.

                                              "BANK"

                                              WELLS FARGO BANK (TEXAS), NATIONAL
                                              ASSOCIATION,



                                               By:     /s/ Carol Polasky
                                                       -------------------------
                                                          Name:  Carol Polasky
                                                          Title:



                                               "BORROWER"

                                               FOSSIL PARTNERS, L.P.

                                               By:     Fossil, Inc., its general
                                                       partner


                                                       By:  /s/ Randy S. Kercho
                                                            --------------------
                                                            Randy S. Kercho
                                                            Executive Vice
                                                            President and
                                                            Chief Financial
                                                            Officer


                                               "GUARANTORS"

                                               FOSSIL, INC.



                                               By:     /s/ Randy S. Kercho
                                                       -------------------------
                                                       Randy S. Kercho
                                                       Executive Vice President
                                                       and Chief Financial
                                                       Officer


                                               FOSSIL INTERMEDIATE, INC.



                                               By:     /s/ Kosta N. Kartsotis
                                                       -------------------------
                                                       Kosta N. Kartsotis,
                                                       President

                                               FOSSIL TRUST



                                               By:     /s/ Randy S. Kercho
                                                       -------------------------
                                                       Randy S. Kercho,
                                                       Treasurer


                                               FOSSIL STORES I, INC.



                                               By:     /s/ Randy S. Kercho
                                                       -------------------------
                                                       Randy S. Kercho,
                                                       Treasurer


                                               FOSSIL STORES II, INC.



                                               By:     /s/ Randy S. Kercho
                                                       -------------------------
                                                       Randy S. Kercho,
                                                       Treasurer


                                               FOSSIL NEW YORK, INC.



                                               By:     /s/ Randy S. Kercho
                                                       -------------------------
                                                       Randy S. Kercho,
                                                       Treasurer